UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2017
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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on February 22, 2017, Lawrence P. Repar, Executive Vice President, Chief Customer Experience Officer of Masonite International Corporation (the "Company"), notified us that he intended to retire from the Company. Mr. Repar’s last day of employment with the Company was July 14, 2017. In connection with his retirement, on July 14, 2017, the Company and Mr. Repar entered into a consulting agreement (the "Consulting Agreement") pursuant to which Mr. Repar agreed to provide consulting services to us for a period commencing on July 14, 2017 and ending on July 14, 2018 (the “Consulting Period”), subject to earlier termination upon 15 days' advance written notice by either party. As consideration for the consulting services to be provided by Mr. Repar during the Consulting Period, we agreed to provide for continued regular vesting of certain of his outstanding restricted stock units, performance restricted stock units, and stock appreciation rights during the Consulting Period.  Based on the foregoing, the restricted stock unit agreements dated February 27, 2015, December 22, 2015, February 29, 2016, and February 27, 2017, the performance restricted stock unit agreement dated February 27, 2015, the amended and restated stock appreciation rights agreement dated February 29, 2016, and the stock appreciation rights agreement dated February 27, 2017, each between us and Mr. Repar, were amended to provide for such continued vesting pursuant to an Omnibus Amendment between us and Mr. Repar, effective July 14, 2017 (the "Equity Award Amendment").

The foregoing description of the Consulting Agreement and the Equity Award Amendment does not purport to be a complete description and is qualified in its entirety by the full text of the Consulting Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference, and the Equity Award Amendment, which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Consulting Agreement, dated as of July 14, 2017, by and between Masonite International Corporation and Lawrence P. Repar
Exhibit 10.2
Omnibus Amendment to Masonite International Corporation restricted stock unit agreements, performance restricted stock unit agreement, and stock appreciation rights agreements, dated as of July 14, 2017, by and between Masonite International Corporation and Lawrence P. Repar

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	July 14, 2017	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

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